SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                           FORM 8-K/A
                         CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 15,1997
                     (September 30, 1997)


                    AREA BANCSHARES CORPORATION
     (Exact Name of Registrant as Specified in Its Charter)


      Kentucky                   0-26032               61-0902343
(State or other jurisdiction  (Commission        (IRS Employer of
    incorporation)            File Number)      Identification Number)


230 Frederica Street, Owensboro, Kentucky 42301
(Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:(502) 926-3232


                   Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition and Disposition of Assets

         On September 30, 1997, Area Bancshares
         Corporation ("Area") of Owensboro, Kentucky acquired 100% of the outstanding shares of common stock of Cardinal Bancshares, Inc.
         ("Cardinal"), in a merger transaction. In the transaction, accounted for as a pooling of interests, Cardinal shareholders received
         2.7391 shares of Area common stock for each one share of Cardinal common stock held. Cardinal's business is conducted primarily through its four bank subsidiaries, The Vine Street Trust
         Company, HNB Bank, First & Peoples Bank, The
         Jefferson Banking Company, and its thrift subsidiary, Alliance Bank. All of Cardinal's banking subsidiaries and its thrift subsidiary operate within the State of Kentucky. As a result of the share exchange, Area will issue
         4,200,519 shares of common stock with no long-term debt being incurred. The physical assets of Cardinal's subsidiaries will continue to be used by them for general banking purposes.

Item 7.  Financial Statements and Exhibits
         (a) The following documents previously filed with the SEC by Cardinal Bancshares, Inc. pursuant to the Exchange Act are incorporated herein by reference:
          (i) Cardinal Bancshares, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

         (ii) Cardinal Bancshares, Inc. Quarterly
              Report on Form 10-Q for the six months ended
              June 30, 1997.

         (b) The following financial statements and related notes thereto are included herein:

         (i)  Area Bancshares Corporation Supplemental Consolidated
              Balance Sheets for the years ended December 31, 1996 and 1995;

        (ii) Area Bancshares Corporation Supplemental Consolidated Statements of Income for the years ended December 31,
              1996, 1995 and 1994;
       (iii) Area Bancshares Corporation Supplemental Consolidated Statements of Shareholders' Equity for the years ended December 31, 1996, 1995 and 1994; and
       (iv) Area Bancshares Corporation Supplemental Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994.
        (c)   Exhibits
              Exhibit No.                           Description
              2.                               Agreement and Plan of
                                               Reorganization, dated May 1,
                                               1997 between Area Bancshares
                                               Corporation and Cardinal
                                               Bancshares, Inc.(1)

              4.                               Proxy Statement mailed to
                                               shareholders of Area
                                               Bancshares Corporation on or
                                               about August 31, 1997.(2)

             23.                               Consents of KPMG Peat
                                               Marwick LLP

___________________

(1)  Incorporated by reference to Exhibit 1 to the
     Registration Statement on Form S-4 filed with
     the Commission on June 17, 1997 (File No. 333-
     29385)

(2)  Incorporated by reference to the Registration
     Statement on Form S-4 filed with the Commission on June 17, 1997 (File No. 333-29385)

                      SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              AREA BANCSHARES CORPORATION



                              By:  /s/ Thomas R. Brumley
                                   -------------------------
                                   Brumley President
                                   & Chief Executive Officer
                                   (Principal Executive Officer)


                              By:  /s/ John A. Ray
                                  --------------------------
                                   Executive Vice
                                   President & Chief
                                   Financial Officer
                                   (Principal Financial Officer)


                              By:  /s/ Gary R. White
                                   -----------------------------
                                   Vice President,
                                   Controller
                                   (Principal Accounting Officer)

Date:  October  16, 1997

                  INDEX TO EXHIBITS




Exhibit No.          Description                           Page

2.                   Agreement and Plan
                     of Reorganization, dated
                     May 1, 1997 between
                     Area Bancshares
                     Corporation and
                     Cardinal
                     Bancshares, Inc.(1)

4.                   Proxy Statement
                     mailed to
                     shareholders of
                     Area Bancshares
                     Corporation on or
                     about August 31,
                     1997.(2)

23.                  Consents of KPMG Peat Marwick LLP

___________________

(1)  Incorporated by reference to Exhibit 1 to the
     Registration Statement on Form S-4 filed with
     the Commission on June 17, 1997 (File No. 333-
     29385)

(2)  Incorporated by reference to the Registration
     Statement on Form S-4 filed with the Commission on June 17, 1997 (File No. 333-29385)

                           EXHIBIT
23
                     CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Cardinal Bancshares, Inc.

We consent to incorporation by reference herein of our report dated February 17,1997, with respect to the consolidated balance sheets of Cardinal Bancshares, Inc. and subsidiaries as of December 31, 1996 and 1995 and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the December 31, 1996 annual report on Form 10-K of Cardinal Bancshares, Inc.

Our report refers to a change in the method of accounting for certain investments in debt and equity securities in 1994.


Lexington, Kentucky                         KPMG Peat Marwick LLP
October 16, 1997

                     EXHIBIT 23

             CONSENT OF INDEPENDET AUDITROS


The Board of Directors
Area Bancshares Corporation

We consent to inclusion herein of our report dated October 10, 1997, with respect to the supplemental consolidated balance sheets of Area Bancshares Corporation and subsidiaries as of December 31, 1996 and 1995 and the related supplemental consolidated statements of income, shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the December 31, 1996, annual report on Form 10-K of Area Bancshares Corporation.

Our report refers to a change in the method of accounting for certain investments in debt and equity securities in 1994.


Louisville, Kentucky                      KPMG Peat Marwick LLP
October 16, 1997